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Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ ROBERT O. BURTON Robert O. Burton Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ ELAINE L. CHAO Elaine L. Chao Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ THOMAS L. HAMBY Thomas L. Hamby Director
WITNESS:
/s/ HOLLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ VANESSA LEONARD Vanessa Leonard Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ CHARLES D. MCCRARY Charles D. McCrary Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ JOHN J. MCMAHON, JR. John J. McMahon, Jr. Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ HANS H. MILLER Hans H. Miller Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ MALCOLM PORTERA Malcolm Portera Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

 Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ C. DOWD RITTER C. Dowd Ritter Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ JESSE J. SPIKES Jesse J. Spikes Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ WILLIAM A. TERRY William A. Terry Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ W. MICHAEL WARREN, JR. W. Michael Warren, Jr. Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

Exhibit 24

PROTECTIVE LIFE CORPORATION
DIRECTOR POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Protective Life Corporation, a Delaware corporation (the "Company"), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Richard J. Bielen, Deborah J. Long, or Steven G. Walker, and each or any of them, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and caused it to be witnessed on this 25th day of February 2013.

/s/ VANESSA WILSON Vanessa Wilson Director
WITNESS:
/s/ HOLLY BROWN Holly Brown

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Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY
Exhibit 24
PROTECTIVE LIFE CORPORATION DIRECTOR POWER OF ATTORNEY